                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

 X  Preliminary information statement

    Definitive information statement

    Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

                         MANUFACTURERS INVESTMENT TRUST
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

 X  No fee required.

    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (not applicable)

    Fee paid previously with preliminary materials

    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (not applicable)

                         MANUFACTURERS INVESTMENT TRUST

                                73 Tremont Street
                           Boston, Massachusetts 02108


May 1, 2001


Dear Variable Annuity and Variable Life Contract Owners:

         Although you are not a shareholder of Manufacturers Investment Trust (the "Trust"), your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by The Manufacturers Life Insurance Company of North America ("Manulife North America"), The Manufacturers Life Insurance Company of New York ("Manulife New York") and The Manufacturers Life Insurance Company of America ("Manufacturers America") are invested in shares of one or more of the portfolios of the Trust through subaccounts of separate accounts established by Manulife North America, Manulife New York and Manufacturers America for such purposes.

         Enclosed please find the Trust's Information Statement regarding the transfer of the subadvisory agreement (i) for the Small Company Value Trust from AXA Rosenberg Investment Management LLC ("AXA") to T. Rowe Price Associates, Inc. ("T. Rowe Price") and (ii) for the Global Equity Trust from Morgan Stanley Asset Management ("MSAM") to Putnam Investment Management, Inc. ("Putnam").

         These transfers have not resulted in any change in the investment advisory fees payable by the Small Company Value Trust and the Global Equity Trust.

         PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

         If you have any questions regarding any of the proposals, please call one of the following numbers on any business day:

         For Manulife North America variable annuity contracts:  (800) 344-1029

         For Manulife New York variable annuity contracts:       (800) 551-2078

         For Manulife New York variable life contracts:          (888) 267-7784

         For Manufacturers America variable life contracts:      (800) 387-2747

                                        Sincerely,

                                        /s/ James D. Gallagher

                                        James D. Gallagher,
                                        Secretary
                                        Manufacturers Investment Trust

                         MANUFACTURERS INVESTMENT TRUST

                      INFORMATION STATEMENT TO SHAREHOLDERS
                      REGARDING NEW SUBADVISORY AGREEMENTS

                        FOR THE SMALL COMPANY VALUE TRUST
                           AND THE GLOBAL EQUITY TRUST

                                   MAY 1, 2001

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
INFORMATION STATEMENT

Summary.............................................................
New Subadvisory Agreement with
         T. Rowe Price Associates, Inc. ............................
New Subadvisory Agreement with
         Putnam Investment Management, Inc. ........................
Additional Information
Other Matters
Exhibit A - Executive Officers and Directors of Subadvisers ........         A-1
Exhibit A - T. Rowe Price Subadvisory  Agreement ...................         B-1
Exhibit C - Putnam Subadvisory Agreement ...........................         C-1

                         MANUFACTURERS INVESTMENT TRUST
                 73 Tremont Street, Boston, Massachusetts 02108

                      INFORMATION STATEMENT TO SHAREHOLDERS
                      REGARDING NEW SUBADVISORY AGREEMENTS

                        FOR THE SMALL COMPANY VALUE TRUST
                           AND THE GLOBAL EQUITY TRUST

                                   MAY 1, 2001

                                     SUMMARY

         Manufacturers Investment Trust (the "Trust") is a no-load open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently offers shares in 60 portfolios with one series of shares for each portfolio ("Portfolio"). As Adviser to the Trust, Manufacturers Securities Services, LLC ("Manulife Securities" or the "Adviser") selects, contracts with, compensates and monitors subadvisers to manage the investment and reinvestment of the assets of each of the Portfolios of the Trust. In addition, Manulife Securities monitors the compliance of the subadvisers with the investment objectives and related policies of each Portfolio and reviews the performance of the subadvisers and reports periodically on such performance to the Board of Trustees of the Trust ("Board" or the "Trustees"). Manulife Securities does not currently manage any of the Portfolios' assets on a day-to-day basis.

         On April 5-6, 2001, the Board, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement (the "Disinterested Trustees"), approved two new subadvisory agreements which took effect on April 30, 2001. These new subadvisory agreements provide for the appointment of T. Rowe Price Associates, Inc. ("T. Rowe Price" or "TRP") as subadviser to the Small Company Value Trust and Putnam Investment Management, Inc. ("Putnam") as subadviser to the Global Equity Trust. Neither T. Rowe Price nor Putnam is an affiliate of the Adviser (other than by reason of serving as a subadviser to a Portfolio).

         The Trust has received an order from the Securities and Exchange Commission (the "Commission") permitting it to enter into subadvisory agreements appointing subadvisers that are not affiliates of the Adviser (other than by reason of serving as a subadviser to a Portfolio) and to change the terms of such agreements without shareholder approval. The Trust, therefore, is able to change subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. However, a condition of this order is that notice be sent to shareholders informing them of new agreements. Therefore, this Information Statement is being supplied to shareholders to inform them about the new subadvisory agreements described above and will be mailed on or about May 1, 2001.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         Definition of a Majority of Outstanding Voting Securities. As used in this Information Statement, the vote of a "Majority of the Outstanding Voting Securities" means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of the Trust or a Portfolio, as applicable, present at a Meeting, if the holders of more than 50% of the outstanding voting securities of the Trust or a Portfolio, as applicable, are present in person or by proxy or

(2) more than 50% of the outstanding voting securities of the Trust or a Portfolio, as applicable.

                            NEW SUBADVISORY AGREEMENT

                      WITH T. ROWE PRICE ASSOCIATES, INC.

APPROVAL OF NEW SUBADVISORY AGREEMENT

         Prior to April 30, 2001, AXA Rosenberg Investment Management LLC ("AXA"), located at Four Orinda Way, Suite 300E, Orinda, California 94563, was the subadviser to the Small Company Value Trust pursuant to a subadvisory agreement with the Adviser dated January 1, 1999 (the "AXA Subadvisory Agreement").

         On April 5-6, 2001, the Board, including the Disinterested Trustees, voted to accept the resignation of AXA as subadviser to the Small Company Value Trust and to approve a new subadvisory agreement between the Adviser and T. Rowe Price with respect to the Small Company Value Trust (the "TRP Subadvisory Agreement"). Effective April 30, 2001, T. Rowe Price succeeded AXA as subadviser to that Portfolio. T. Rowe Price is also subadviser to each of the Science & Technology Trust, the Blue Chip Growth Trust, the Equity-Income Trust and the Health Sciences Trust pursuant to the terms of the TRP Subadvisory Agreement.

         In addition, due to the change in subadviser, the Board on April 5-6, 2001 unanimously approved changing certain non-fundamental policies of the Small Company Value Trust to reflect the management style of T. Rowe Price. T. Rowe Price will, under normal market conditions, invest the Portfolio's assets primarily in small companies whose common stocks are believed to be undervalued. Normally, the Portfolio will invest at least 65% of its total assets in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase. While most assets will be invested in U.S. companies, the Portfolio may purchase other securities, including foreign securities, futures and options.

MANAGEMENT AND CONTROL OF T. ROWE PRICE

         T. Rowe Price Associates, Inc., whose address is at 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2000, T. Rowe Price and its affiliates manage over $166.7 billion for over eight million individual and institutional investor accounts. T. Rowe Price is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Adviser's Act").

         For information regarding the principal executive officers and directors of T. Rowe Price, see Exhibit A hereto.

DESCRIPTION OF NEW TRP AND OLD AXA SUBADVISORY AGREEMENTS

         While the provisions of the new TRP Subadvisory Agreement are substantially identical to the provisions of the old AXA Subadvisory Agreement, a number of the differences between the agreements are noted below. The rate of subadvisory fees payable under the new TRP Subadvisory Agreement is higher at certain asset levels than, and is the same at certain other asset levels as, the rate of subadvisory fees payable under the old AXA Subadvisory Agreement.

         Management Services. Under the terms of the old AXA Subadvisory Agreement and the new TRP Subadvisory Agreement (collectively, the "Subadvisory Agreements"), AXA managed, and T. Rowe Price manages, the investment of the assets of the Small Company Value Trust, subject to the supervision of the Board of Trustees. The Subadviser formulates a continuous investment program for the Portfolio consistent with the Portfolio's investment objectives and policies. The Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees with respect to the implementation of such programs. The Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. The Subadviser also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

         Advisory and Subadvisory Fees. As compensation for its services as the Adviser, Manulife Securities receives an advisory fee computed separately for each Portfolio of the Trust. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued and paid daily. The daily fee for each Portfolio is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The Small Company Value Trust currently is obligated to pay the Adviser an advisory fee of 1.050%.

         As compensation for its services, the Subadviser receives a fee from the Adviser computed separately for the Small Company Value Trust. The fee for the Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued daily and paid monthly. The daily fee accrual is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The following is a schedule of the subadvisory fees that the Adviser was obligated to pay AXA under the AXA Subadvisory Agreement and is obligated to pay T. Rowe Price under the TRP Subadvisory Agreement. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIO. APPROVAL OF THE TRP SUBADVISORY AGREEMENT HAS NOT RESULTED IN ANY INCREASE IN THE RATE OF THE ADVISORY FEES PAYABLE TO MANULIFE SECURITIES, BUT HAS RESULTED, AT CERTAIN ASSET LEVELS, IN AN INCREASE IN THE RATE OF THE SUBADVISORY FEES, AND AT CERTAIN OTHER ASSET LEVELS, IN NO CHANGE IN THE RATE OF THE SUBADVISORY FEES, PAYABLE TO T. ROWE PRICE BY THE ADVISER.

                                                        BETWEEN              BETWEEN
SMALL COMPANY VALUE TRUST              FIRST        $50 MILLION AND     $200 MILLION AND       EXCESS OVER
                                    $50 MILLION       $200 MILLION        $500 MILLION        $500 MILLION
Old AXA Subadvisory Agreement          .600%             .575%                .525%               .475%
New TRP Subadvisory Agreement          .600%             .600%                .600%               .550%

         Voluntary Advisory and Subadvisory Fee Waivers. The Adviser has agreed to waive a portion of its advisory fee, and T. Rowe Price has agreed to waive a portion of its subadvisory fee, for the Small Company Value Trust and the four other Portfolios of the Trust subadvised by T. Rowe Price (the Science & Technology Trust, the Blue Chip Growth Trust, the Equity-Income Trust and the Health Sciences Trust). The fee reduction is based on the combined asset level of these five Portfolios as well as the International Stock Trust which is subadvised by T. Rowe International, Inc. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:

       COMBINED ASSET LEVELS                              FEE REDUCTION AS A PERCENTAGE OF:
                                                          ADVISORY FEE   /   SUBADVISORY FEE
       First $750 million                                      0.0%                0.0%
       Between $750 million and $1.5 billion                   2.5%                5.0%
       Between $750 million and $1.5 billion                  3.75%                7.5%
       Over $3.0 billion                                       5.0%               10.0%

The applicable fee reductions are applied to the advisory and subadvisory fees of each of the five Portfolios. Each of the Adviser and T. Rowe Price may terminate its voluntary waivers at any time.

         Approval, Amendment and Termination. The Subadvisory Agreements require approval of the agreements as to the Portfolio by the Board (including a majority of the Disinterested Trustees) and will continue in effect as to the Portfolio for a period more than two years from the date of their execution only so long as such continuance is specifically approved at least annually either by the Trustees or by the vote of a Majority of the Outstanding Voting Securities of the Trust, provided that in either event such continuance will also be approved by the vote of the majority of the Disinterested Trustees.

         The Subadvisory Agreements may be amended by the Adviser and the Subadviser provided such amendment is specifically approved by the vote of a majority of the Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval.

         Any required shareholder approval of any continuance of or amendment to the Subadvisory Agreements will be effective with respect to any Portfolio if a Majority of the Outstanding Voting Securities of that Portfolio votes to approve such continuance or amendment, even if such continuance or amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all of the Portfolios of the Trust.

         The Subadvisory Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the other party or parties to the Subadvisory Agreements and to the Trust by:

         -        the Trustees of the Trust;

         - with respect to any Portfolio, a Majority of the Outstanding Voting Securities of the Portfolio;

         -        the Adviser, or

         -        the Subadviser.

The Subadvisory Agreements will automatically terminate, without the payment of any penalty, in the event of their assignment or in the event the Advisory Agreement between the Trust and Manulife Securities terminates for any reason.

EVALUATION BY THE BOARD OF TRUSTEES

         At its meeting held on April 5-6, 2001, the Board of Trustees, including a majority of the Disinterested Trustees, approved the TRP Subadvisory Agreement.

         In evaluating the TRP Subadvisory Agreement, the Board considered numerous factors, including:

         (i) the nature and quality of the services to be provided by T. Rowe Price,

         (ii) performance information regarding the Small Company Value Trust relative to funds with similar objectives and policies,

         (iii) the cost and expected profitability to T. Rowe Price, including any affiliates of T. Rowe Price, of providing portfolio management services to the Small Company Value Trust, and

         (iv) whether the proposed subadvisory fee, including breakpoints, and the expense ratio of the Small Company Value Trust would be consistent with the fees and expense ratios of other comparable portfolios.

         At the meeting held on April 5-6, 2001, the Board was provided with an analysis of its fiduciary obligations, reviewed its fiduciary duties and discussed the information provided regarding T. Rowe Price. Representatives of
T. Rowe Price gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, T. Rowe Price's plans for the Small Company Value Trust. Throughout the review process, the Disinterested Trustees had the assistance of independent legal counsel.

SUBADVISORY FEES PAID

         For the year ended December 31, 2000, the Adviser paid AXA subadvisory fees with respect to the Small Company Value Trust of $590,170 (0.587% of average net assets). If the TRP Subadvisory Agreement had been in effect for the year ended December 31, 2000, the Adviser would have paid T. Rowe Price $612,788 (0.610% of average net assets), an increase of $22,618 from the subadvisory fee paid to AXA for the year ended December 31, 2000.

ADVISORY FEES PAID

         For the year ended December 31, 2000, the Small Company Value Trust paid the Adviser advisory fees of $1,054,874 (1.050% of average net assets), of which $464,704 (0.463% of average net assets) was retained by the Adviser after payment of the subadvisory fee for the Small Company Value Trust.

OWNERSHIP OF THE TRUST

         For information regarding the shareholders and ownership of the Trust, see "ADDITIONAL INFORMATION" below.

BROKERAGE TRANSACTIONS

         A description of the portfolio brokerage policies applicable to the Small Company Value Trust is set forth under "ADDITIONAL INFORMATION" below.

OTHER INVESTMENT COMPANIES ADVISED BY T. ROWE PRICE

         T. Rowe Price currently acts as adviser or subadviser to a number of other registered investment companies having similar investment objectives and policies to those of the Small Company Value Trust. The size of each of these funds and the rate of T. Rowe Price's compensation for each fund are as follows:

FUND                                                ASSETS AS OF 12/31/00           FEE RATE
T. Rowe Price Small-Cap Value Fund, Inc.            $1.362 billion                  0.35% (individual fee)*
                                                                                    0.32% (group fee)*
John Hancock Variable Series Trust I: Small Cap     $  122 million                  0.60%**
Value Portfolio

*For its services to the T. Rowe Price Small-Cap Value Fund, Inc., T. Rowe Price is paid a management fee consisting of two elements: a "group" fee and an "individual" fee. The "group" fee varies based on the combined net assets of certain funds managed or distributed by T. Rowe Price and certain of its affiliates.

**Subadvisory Fee.

PRIOR BOARD AND SHAREHOLDER APPROVAL OF AXA SUBADVISORY AGREEMENT

         The AXA Subadvisory Agreement was most recently approved by the Board of Trustees at a meeting held September 28-29, 2000 in connection with the annual renewal of the agreement. Pursuant to the order of the Commission received by the Trust which is discussed above under "SUMMARY," no shareholder approval was required for the AXA Subadvisory Agreement.

                            NEW SUBADVISORY AGREEMENT
                     WITH PUTNAM INVESTMENT MANAGEMENT, INC.

APPROVAL OF NEW SUBADVISORY AGREEMENT

         Prior to April 30, 2001, Morgan Stanley Asset Management ("MSAM"), located at 1221 Avenue of the Americas, New York, New York 10020, was the subadviser to the Global Equity Trust pursuant to a subadvisory agreement with the Adviser dated October 1, 1996 (the "MSAM Subadvisory Agreement").

         On April 5-6, 2001, the Board, including the Disinterested Trustees, voted to accept the resignation of MSAM as subadviser to the Global Equity Trust and to approve a subadvisory agreement between the Adviser and Putnam with respect to the Global Equity Trust (the "Putnam Subadvisory Agreement"). Effective April 30, 2001, Putnam succeeded MSAM as subadviser to that Portfolio. Putnam is also subadviser to the Mid Cap Opportunities Trust pursuant to the terms of the Putnam Subadvisory Agreement.

         In addition, due to the change in subadviser, the Board on April 5-6, 2001 unanimously approved changing certain non-fundamental policies of the Global Equity Trust to reflect the management style of Putnam. Putnam will, under normal market conditions, invest at least 65% of the Portfolio's total assets in equity securities of companies in at least three different countries, including the U.S. Putnam looks for companies with stock prices that it believes reflect a lower value than the value Putnam places on the business and for factors that it believes will cause stock prices to increase toward the latter value. The Portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies.

MANAGEMENT AND CONTROL OF PUTNAM

         Putnam is located at One Post Office Square, Boston, Massachusetts 02109 and is registered as an investment adviser under the Advisers Act. Putnam is one of America's oldest and largest money management firms and has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments, Inc., a holding company which is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance and resinsurance brokerage, employee benefit consulting and investment management. The executive offices of Marsh & McLennan Companies are located at 1166 Avenue of the Americas, New York, New York 10036. At December 31, 2000, Putnam and its affiliates managed more than $370 billion in assets.

         For information regarding the principal executive officers and directors of Putnam, see Exhibit A hereto.

DESCRIPTION OF NEW PUTNAM AND OLD MSAM SUBADVISORY AGREEMENTS

         While the provisions of the new Putnam Subadvisory Agreement are substantially similar to the provisions of the old MSAM Subadvisory Agreement, a number of the differences between the agreements are noted below. The rate of subadvisory fees payable under the new Putnam Subadvisory Agreement is higher at certain asset levels than, lower at certain other asset levels than, and the same at certain other asset levels as, the rate of subadvisory fees payable under the old MSAM Subadvisory Agreement.

         Management Services. Under the terms of the old MSAM Subadvisory Agreement and the new Putnam Subadvisory Agreement (collectively, the "Subadvisory Agreements"), MSAM managed, and Putnam manages, the investment of the assets of the Global Equity Trust, subject to the supervision of the Board of Trustees (Putnam and MSAM will be referred to collectively as the "Subadviser"). The Subadviser formulates a continuous investment program for the Portfolio consistent with the Portfolio's investment objectives and policies. The Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs. The Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. The Subadviser also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

         Advisory and Subadvisory Fees. As compensation for its services as the Adviser, Manulife Securities receives an advisory fee computed separately for each Portfolio of the Trust. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued and paid daily. The daily fee for each Portfolio is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The Global Equity Trust currently is obligated to pay the Adviser an advisory fee of 0.90%.

         As compensation for its services, the Subadviser receives a fee from the Adviser computed separately for the Portfolio. The fee for the Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued daily and paid monthly. The daily fee accrual is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The following is a schedule of the subadvisory fees that the Adviser was obligated to pay MSAM under the MSAM Subadvisory Agreement and is obligated to pay Putnam under the Putnam Subadvisory Agreement. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIO. APPROVAL OF THE PUTNAM SUBADVISORY AGREEMENT HAS NOT RESULTED IN ANY INCREASE IN THE RATE OF THE ADVISORY FEES PAYABLE TO MANULIFE SECURITIES, BUT HAS RESULTED, AT CERTAIN ASSET LEVELS, IN AN INCREASE IN THE RATES OF SUBADVISORY FEES, AND AT CERTAIN OTHER ASSET LEVELS, IN NO CHANGE OR A DECREASE IN THE RATE OF THE SUBADVISORY FEES PAYABLE TO PUTNAM BY THE ADVISER.

                                                         BETWEEN              BETWEEN
                                       FIRST         $50 MILLION AND     $200 MILLION AND      EXCESS OVER
GLOBAL EQUITY TRUST                 $50 MILLION       $200 MILLION         $500 MILLION        $300 MILLION
Old MSAM Subadvisory Agreement         .500%              .450%                .375%              .325%

                                                         BETWEEN
                                       FIRST        $150 MILLION AND                 EXCESS OVER
                                    $150 MILLION      $300 MILLION                  $300 MILLION
New Putnam Subadvisory Agreement       .500%              .450%                         .350%

         Approval, Amendment and Termination. The old MSAM Subadvisory Agreement required approval of the agreement as to the Portfolio by both the Board (including a majority of the Disinterested Trustees) and a majority of the outstanding voting securities of the Portfolio. The new Putnam Subadvisory Agreement requires only approval of the Board (including a majority of the Disinterested Trustees).

         The Subadvisory Agreements provide that they will continue in effect as to the Portfolio for a period more than two years from the date of their execution only so long as such continuance is specifically approved at least annually either by the Trustees or by the vote of a Majority of the Outstanding Voting Securities of the Trust, provided that in either event such continuance will also be approved by the vote of the majority of the Disinterested Trustees.

         The old MSAM Subadvisory Agreement could be amended by the Adviser and MSAM, provided such amendment was specifically approved by the vote of both a majority of the Board, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval, and a Majority of the Outstanding Voting Securities of the Portfolios of the Trust affected by the amendment. The new Putnam Subadvisory Agreement may be amended by the Adviser and Putnam provided such amendment is specifically approved by the vote of a majority of the Board, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval.

         Any required shareholder approval of any continuance of or amendment to the Subadvisory Agreements will be effective with respect to any Portfolio if a Majority of the Outstanding Voting Securities of that Portfolio votes to approve such continuance or amendment, even if such continuance or amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all of the Portfolios of the Trust.

         The Subadvisory Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the other party or parties to the Subadvisory Agreements and to the Trust by:

         -        the Trustees of the Trust;

         - with respect to any Portfolio, a Majority of the Outstanding Voting Securities of the Portfolio;

         -        the Adviser, or

         -        the Subadviser.

The Subadvisory Agreements will automatically terminate, without the payment of any penalty, in the event of their assignment. The new Putnam Subadvisory Agreement will also automatically terminate in the event the Advisory Agreement between the Trust and Manulife Securities terminates for any reason.

EVALUATION BY THE BOARD OF TRUSTEES

         At its meeting held on April 5-6, 2001, the Board of Trustees, including a majority of the Disinterested Trustees, approved the Putnam Subadvisory Agreement.

         In evaluating the Putnam Subadvisory Agreement, the Board considered numerous factors, including:

         (i) the nature and quality of the services to be provided by Putnam,

         (ii) performance information regarding the Global Equity Trust relative to funds with similar objectives and policies,

         (iii) the cost and expected profitability to Putnam, including any affiliates of Putnam, of providing portfolio management services to the Global Equity Trust, and

         (iv) whether the proposed subadvisory fee, including breakpoints, and the expense ratio of the Global Equity Trust would be consistent with the fees and expense ratios of other comparable portfolios.

         At the meeting held on April 5-6, 2001, the Board was provided with an analysis of its fiduciary obligations, reviewed its fiduciary duties and discussed the information provided regarding Putnam. Representatives of Putnam gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, Putnam's plans for the Global Equity Trust. Throughout the review process, the Disinterested Trustees had the assistance of independent legal counsel.

SUBADVISORY FEES PAID

         For the year ended December 31, 2000, the Adviser paid MSAM subadvisory fees with respect to the Global Equity Trust of $2,823,924 (0.383% of average net assets). If the Putnam Subadvisory Agreement had been in effect for the year ended December 31, 2000, the Adviser would have paid Putnam subadvisory fees with respect to the Global Equity Trust of $2,958,457 (0.401%) of average net assets) an increase of $134,533 from the subadvisory fee paid to MSAM for the year ended December 31, 2000.

ADVISORY FEES PAID

         For the year ended December 31, 2000, the Global Equity Trust paid the Adviser advisory fees of $6,643,176 (0.900% of average net assets), of which $3,819,252 (0.517% of average net assets) was retained by the Adviser after payment of the subadvisory fee for the Global Equity Trust.

OWNERSHIP OF THE TRUST

         For information regarding the shareholders and ownership of the Trust, see "ADDITIONAL INFORMATION" below.

BROKERAGE TRANSACTIONS

         A description of the portfolio brokerage policies applicable to the Global Equity Trust is set forth under "ADDITIONAL INFORMATION" below.

OTHER INVESTMENT COMPANIES ADVISED BY PUTNAM

         Putnam currently acts as adviser or subadviser to a number of other registered investment companies having similar investment objectives and policies to those of the Global Equity Trust. The size of each of these funds and the rate of Putnam's compensation for each fund are as follows:

FUND                                       ASSETS AS OF 12/31/00       FEE RATE FOR EACH LISTED FUND
Putnam Global Equity Fund                  $1.309 billion              0.80% of first $500 million; 0.70%
                                                                       of next $500 million; 0.65% of next
                                                                       $500 million; 0.60% of next $5
                                                                       million.*

*Advisory Fee.

PRIOR BOARD AND SHAREHOLDER APPROVAL OF MSAM SUBADVISORY AGREEMENT

         The MSAM Subadvisory Agreement was most recently approved by the Board of Trustees at a meeting held on September 28-29, 2000. The MSAM Subadvisory Agreement was most recently approved by shareholders of the Global Equity Trust on October 1, 1996 in connection with the initial appointment of MSAM as subadviser.

                             ADDITIONAL INFORMATION

OWNERSHIP OF THE TRUST

         The Trust does not sell its shares directly to the public, but sells its shares generally only to insurance companies and their separate accounts as the underlying investment medium for variable annuity and life contracts ("contracts"). As of December 31, 2000, the shares of the Trust, including the shares of the Small Company Value Trust and the Global Equity Trust, were legally owned by: (i) The Manufacturers Life Insurance Company of North America ("Manulife North America"), (ii) The Manufacturers Life Insurance Company of New York ("Manulife New York"), (iii) The Manufacturers Life Insurance Company of America ("Manufacturers America") and (iv) The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers U.S.A."). The parent of each of Manulife North America, Manulife New York, Manufacturers America and Manufacturers U.S.A. is The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. Manulife and its subsidiaries are wholly owned by Manulife Financial Corporation, collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W1E5.

         Manulife North America. Manulife North America is a stock life insurance company organized under the laws of Delaware whose principal address is 500 Boylston Street, Suite 400, Boston, Massachusetts 02116. Manulife North America holds shares of the Trust directly and attributable to variable annuity contracts in The Manufacturers Life Insurance Company of North America Separate Account A and variable life contracts in The Manufacturers Life Insurance Company of North America

Separate Account B, both of which are separate accounts registered under the 1940 Act, as well as in an unregistered separate account.

         Manulife New York. Manulife New York is a stock life insurance company organized under the laws of New York whose principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Manulife New York holds shares of the Trust directly and attributable to variable annuity contracts in The Manufacturers Life Insurance Company of New York Separate Account A and variable life contracts in The Manufacturers Life Insurance Company of New York Separate Account B, both of which are separate accounts registered under the 1940 Act, as well as in an unregistered separate account.

         Manufacturers America. Manufacturers America is a stock life insurance company originally organized under the laws of Pennsylvania and redomesticated under the laws of Michigan in 1992 whose principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Manufacturers America holds shares of the Trust directly and attributable to variable annuity contracts in Separate Account Two of The Manufacturers Life Insurance Company of America and variable life contracts in Separate Accounts Three and Four, all of which are separate accounts registered under the 1940 Act. [Separate Account One?]

         Manufacturers U.S.A. Manufacturers U.S.A. is a stock life insurance company originally organized under the laws of Maine and redomesticated under the laws of Michigan in 1992 whose principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Manufacturers U.S.A. holds shares of the Trust in various unregistered separate accounts that are made available exclusively to qualified plans.

PORTFOLIO BROKERAGE

         Pursuant to the subadvisory agreements for each of the Trust Portfolios, the subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The subadvisers have no formula for the distribution of the Trust's brokerage business; rather, they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable portfolio of the Trust. The cost of securities transactions for each Portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

         Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

     Selection of Brokers or Dealers to Effect Trades

         In selecting broker/dealers through whom to effect transactions, the subadvisers will give consideration to a number of factors, including;

         -        price, dealer spread or commission, if any,

         - the reliability, integrity and financial condition of the broker-dealer,

         -        size of the transaction,

         -        difficulty of execution, and

         -        brokerage and research services provided.

         Consideration of these factors by a subadviser, either in terms of a particular transaction or the subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the subadviser, could result in the applicable portfolio of the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker/dealer might have charged for executing the same transaction.

     Soft Dollar Considerations

         In selecting brokers or dealers, the subadvisers will also give consideration to the value and quality of any research, statistical, quotation or valuation services provided by the broker or dealer. In placing a purchase or sale order, a subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the subadviser. A subadviser may receive products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadviser will make a good faith determination as to the position attributable to research. Only the portion attributable to research will be paid through Trust brokerage. The portion not attributable to research will be paid by the subadviser.

         Brokerage and research services provided by brokers or dealers include advice, either directly or through publications or writings, as to:

         -        the value of securities,

         -        the advisability of purchasing or selling securities,

         - the availability of securities or purchasers or sellers of securities, and

         -        analyses and reports concerning (a) issuers, (b) industries,
                  (c) securities, (d) economic, political and legal factors and trends and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadviser by or through a broker.

         To the extent research services are used by the subadvisers in rendering investment advice to the Trust, such services would tend to reduce the subadvisers' expenses. However, the subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisers from brokers/dealers executing transactions for the Trust will be available also for the benefit of other portfolios managed by the subadvisers.

     Sales Volume Considerations

         Consistent with the foregoing considerations and the Rules of Fair Practice of the NASD, sales of contracts for which the broker or dealer or an affiliate thereof is responsible may be considered as a factor in the selection of such brokers or dealers. A higher cost broker or dealer will not be selected, however, solely on the basis of sales volume, but will be selected in accordance with the criteria set forth above.

         "Step Out" Transactions. A subadviser may execute an entire transaction with one broker to obtain best execution of the order and allocate a portion of the transaction and related commission to another broker in connection with provision of nonexecution services.

     Brokerage Commissions Paid to Affiliated Brokers

         For the year ended December 31, 2000, the following brokers were affiliated brokers of the listed Portfolios.

Broker                                                Portfolio                          Explanation
------                                                ---------                          -----------
Nomura Securities                             Small Company Value Trust        Affiliated brokers due to the
Nomura Securities International                                                position of AXA Rosenberg
DLJ                                                                            Investment Management LLC as
Paribas                                                                        subadviser to this Portfolio.
BNP Securities
Morgan Stanley & Co. Inc.                     Global Equity Trust              Affiliated brokers due to the
Morgan Stanley International Limited                                           position of Morgan Stanley Asset
Dean Witter Reynolds, Inc.                                                     Management. as subadviser to the
Discover Brokerage Direct, Inc.                                                Global Equity Trust
AB Asesores

Commissions Paid to Morgan Stanley & Co., Incorporated

         For the year ended December 31, 2000, brokerage commissions were paid as follows to

MORGAN STANLEY & CO., INCORPORATED:

                                                                                                    % of Aggregate
                                                                % of Portfolio's Brokerage           $ Amount of
                                                                  Commissions Represented            Transactions
Portfolio                                     Commissions             for the Period                for the Period
---------                                     -----------             --------------                --------------
Year ended December 31, 2000:
Global Equity Trust.......................      $17,981                    1.24%                        0.00%

Commissions Paid to Morgan Stanley International

         For the year ended December 31, 2000, brokerage commissions were paid as follows to

MORGAN STANLEY INTERNATIONAL:

                                                                                                    % of Aggregate
                                                                % of Portfolio's Brokerage           $ Amount of
                                                                  Commissions Represented            Transactions
Portfolio                                     Commissions             for the Period                for the Period
---------                                     -----------             --------------                --------------
Year ended December 31, 2000:
Global Equity Trust.......................      $36,403                    2.50%                        0.01%

Commissions Paid to DLJ

         For the year ended December 31, 2000, brokerage commissions were paid to DLJ as follows:

                                                                                                    % of Aggregate
                                                                % of Portfolio's Brokerage           $ Amount of
                                                                  Commissions Represented            Transactions
Portfolio                                     Commissions             for the Period                for the Period
---------                                     -----------             --------------                --------------
Year ended December 31, 2000:

Small Company Value Trust.................      $5,256                     1.24%                        0.00%

         For the years ended December 31, 2000, brokerage commissions were paid to BNP SECURITIES by the Small Company Value Trust as follows:

                                                                                                    % of Aggregate
                                                                % of Portfolio's Brokerage           $ Amount of
                                                                  Commissions Represented            Transactions
Portfolio                                     Commissions             for the Period                for the Period
---------                                     -----------             --------------                --------------
Year ended December 31, 2000:

Small Company Value Trust.................       $234                      0.06%                        0.00%


                                  OTHER MATTERS

         The Trust will furnish, without charge, a copy of the Trust's annual report for the fiscal year ended December 31, 2000 to any shareholder upon request. To obtain a report, please contact the Trust by calling (800) 344-1029 or by writing to the Trust at 73 Tremont Street, Boston, Massachusetts 02108,
Attn: Gordon Shone.

         Manufacturers Securities Services, LLC ("Manulife Securities"), the adviser to the Trust, is located at 73 Tremont Street, Boston, Massachusetts 02108. The Trust does not have a principal underwriter or administrator since shares are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. However, Manulife Securities and an affiliated broker dealer serve as principal underwriter of certain contracts issued by affiliates of the Trust.

         The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

         The cost of the preparation, printing and distribution of this Information Statement is an expense of Manulife Securities.

                                    EXHIBIT A

                 EXECUTIVE OFFICERS AND DIRECTORS OF SUBADVISERS

T. ROWE PRICE ASSOCIATES, INC.

         T. Rowe Price Associates, Inc. is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. The principal executive officers and directors of T. Rowe Price Associates, Inc., and their principal occupations are shown below. The business address of each such person is 100 East Pratt Street, Baltimore, Maryland 21202.

NAME AND ADDRESS               POSITION WITH  T. ROWE PRICE      PRINCIPAL OCCUPATION
                               ASSOCIATES, INC.
George A. Roche                Chief Executive Officer,          Chairman of the Board, President,
                               Chairman of the Board, and        Director, and Managing Director of T. Rowe
                               President                         Price Group, Inc.; President, Director and
                                                                 Managing Director of T. Rowe Price
                                                                 Associates, Inc.; Chairman of the Board of
                                                                 TRP Finance, Inc.; Director of T. Rowe
                                                                 Price International, T. Rowe Price
                                                                 Retirement Plan Services, Inc., and T.
                                                                 Rowe Price Strategic Partners, Inc., and
                                                                 Director and Vice President of T. Rowe
                                                                 Price Threshold Fund Associates, Inc., TRP
                                                                 Suburban Second, Inc., and TRP Suburban,
                                                                 Inc.

James A. C. Kennedy III        Director                          Director and Managing Director of T. Rowe
                                                                 Price Group, Inc., and T. Rowe Price
                                                                 Associates, Inc.; President and Director
                                                                 of T. Rowe Price Strategic Partners
                                                                 Associates, Inc.; Director and Vice
                                                                 President of T. Rowe Price Threshold Fund
                                                                 Associates, Inc.

William T. Reynolds            Director                          Director and Managing Director of T. Rowe
                                                                 Price Group, Inc., and T. Rowe Price
                                                                 Associates, Inc.; Chairman of the Board of
                                                                 T. Rowe Price Stable Asset Management,
                                                                 Inc.; Director of TRP Finance, Inc.

James S. Riepe                 Director                          Vice-Chairman of the Board, Director, and
                                                                 Managing Director of T. Rowe Price Group,
                                                                 Inc.; Director and Managing Director of T.
                                                                 Rowe Price Associates, Inc.; Chairman of
                                                                 the Board and President of T. Rowe Price
                                                                 Trust Company; Chairman of the Board of T.
                                                                 Rowe Price (Canada), Inc., T. Rowe Price
                                                                 Investment Services, Inc., T. Rowe Price
                                                                 Investment Technologies, Inc., T. Rowe
                                                                 Price Retirement Plan Services, Inc., and
                                                                 T. Rowe Price Services, Inc.; Director of
                                                                 T. Rowe Price International, T. Rowe Price
                                                                 Insurance Agency, Inc., and TRPH
                                                                 Corporation; Director and President of TRP
                                                                 Distribution, Inc., TRP Suburban Second,
                                                                 Inc., and TRP Suburban, Inc.; and Director
                                                                 and Vice President of T. Rowe Price Stable
                                                                 Asset Management, Inc.

M. David Testa                 Director                          Vice Chairman of the Board, Director, and

                                                                 Managing Director of T. Rowe Price Group,
                                                                 Inc.; Director, Chief Investment Officer,
                                                                 and Managing Director of T. Rowe Price
                                                                 Associates, Inc.; Director, T. Rowe Price
                                                                 International; President and Director of
                                                                 T. Rowe Price (Canada), Inc.; Director and
                                                                 Vice President of T. Rowe Price Trust
                                                                 Company; and Director of TRPH Corporation.

Edward C. Bernard              Director                          Director and Managing Director of T. Rowe
                                                                 Price Group, Inc., and T. Rowe Price
                                                                 Associates, Inc.; Director and President
                                                                 of T. Rowe Price Insurance Agency, Inc.
                                                                 and T. Rowe Price Investment Services,
                                                                 Inc.; Director of T. Rowe Price Services,
                                                                 Inc.; Vice President of TRP Distribution,
                                                                 Inc.

Cristina Wasiak                Chief Financial Officer           Managing Director of T.  Rowe Price.


         The principal executive officers and directors of T. Rowe Price Group, Inc. and their principal occupations are shown below. The business address of each such person, unless otherwise stated, is 100 East Pratt Street, Baltimore, Maryland 21202.

NAME AND ADDRESS               POSITION WITH  T. ROWE PRICE      PRINCIPAL OCCUPATION
                               GROUP, INC.
George A. Roche                Chief Executive Officer,          Chairman of the Board, President,
                               Chairman of the Board, and        Director, and Managing Director of T. Rowe
                               President                         Price Group, Inc.; President, Director and
                                                                 Managing Director of T. Rowe Price
                                                                 Associates, Inc.; Chairman of the Board of
                                                                 TRP Finance, Inc.; Director of T. Rowe
                                                                 Price International, T. Rowe Price
                                                                 Retirement Plan Services, Inc., and T.
                                                                 Rowe Price Strategic Partners, Inc., and
                                                                 Director and Vice President of T. Rowe
                                                                 Price Threshold Fund Associates, Inc., TRP
                                                                 Suburban Second, Inc., and TRP Suburban,
                                                                 Inc.

James E. Halbkat, Jr.          Director                          President of U.S. Monitor Corporation, a
P.O. Box 23109                                                   provider of public response systems.
Hilton Head Island, SC
  29925

Donald B. Hebb, Jr.            Director                          Managing General Partner, ABS Capital
One South Street                                                 Partners, a venture capital firm.
 25th Floor
Baltimore, MD 21202

Richard L. Menschel            Director                          Limited Partner of The Goldman Sachs
85 Broad Street, 2nd Floor                                       Group, L.P., an investment banking firm.
New York, N.Y. 10004

Robert  L. Strickland          Director                          Director, and as of January 31, 1998,
2000 W. First Street                                             Chairman Emeritus of Lowe's Companies,
Suite 604                                                        Inc., a retailer of home supplies, as of
                                                                 January 31, 1998; and

Winston-Salem, NC 27104                                          Director of He is a Director of Hannaford
                                                                 Bros., Co., a food retailer; and Krispy
                                                                 Kreme Doughnuts, Inc.

Anne Marie Whittemore          Director                          Partner of the law firm of McGuire, Woods,
One James Center                                                 Battle & Boothe L.L.P.; and Director of
Richmond, VA  23219                                              Owens & Minor, Inc., Fort James
                                                                 Corporation and Albemarle Corporation.

Henry H. Hopkins               Director                          Director and Managing Director of T. Rowe
                                                                 Price Group, Inc.; Managing Director of T.
                                                                 Rowe Price Associates, Inc.; Director of
                                                                 T. Rowe Price Insurance Agency, Inc.; Vice
                                                                 President and Director of T. Rowe Price
                                                                 (Canada), Inc., T. Rowe Price Investment
                                                                 Services, Inc., T. Rowe Price Services,
                                                                 Inc., T. Rowe Price Threshold Fund
                                                                 Associates, Inc., T. Rowe Price Trust
                                                                 Company, TRP Distribution, Inc., and TRPH
                                                                 Corporation; Director of T. Rowe Price
                                                                 Insurance Agency, Inc.; Vice President of
                                                                 T. Rowe Price International, T. Rowe Price
                                                                 Real Estate Group, Inc., T. Rowe Price
                                                                 Retirement Plan Services, Inc., T. Rowe
                                                                 Price Stable Asset Management, Inc., and
                                                                 T. Rowe Price Strategic Partners
                                                                 Associates, Inc.

James A. C. Kennedy III        Director                          Director and Managing Director of T. Rowe
                                                                 Price Group, Inc., and T. Rowe Price
                                                                 Associates, Inc.; President and Director
                                                                 of T. Rowe Price Strategic Partners
                                                                 Associates, Inc.; Director and Vice
                                                                 President of T. Rowe Price Threshold Fund
                                                                 Associates, Inc.

John H. LaPorte, Jr.           Director                          Director and Managing Director of T. Rowe
                                                                 Price Group, Inc.; Managing Director of T.
                                                                 Rowe Price Associates, Inc.

William T. Reynolds            Director                          Director and Managing Director of T. Rowe
                                                                 Price Group, Inc., and T. Rowe Price
                                                                 Associates, Inc.; Chairman of the Board of
                                                                 T. Rowe Price Stable Asset Management,
                                                                 Inc.; Director of TRP Finance, Inc.

James S. Riepe                 Director                          Vice-Chairman of the Board, Director, and
                                                                 Managing Director of T. Rowe Price Group,
                                                                 Inc.; Director and Managing Director of T.
                                                                 Rowe Price Associates, Inc.; Chairman of
                                                                 the Board and President of T. Rowe Price
                                                                 Trust Company; Chairman of the Board of T.
                                                                 Rowe Price (Canada), Inc., T. Rowe Price
                                                                 Investment Services, Inc., T. Rowe Price
                                                                 Investment Technologies, Inc., T. Rowe
                                                                 Price Retirement Plan Services, Inc., and
                                                                 T. Rowe Price Services, Inc.; Director of
                                                                 T. Rowe Price International, T. Rowe Price
                                                                 Insurance Agency, Inc., and TRPH
                                                                 Corporation; Director and President of TRP
                                                                 Distribution, Inc., TRP Suburban Second,
                                                                 Inc., and TRP Suburban, Inc.; and Director
                                                                 and Vice President of T. Rowe Price Stable
                                                                 Asset

                                                                 Management, Inc.

Brian C. Rogers                Director                          Director and Managing Director of T. Rowe
                                                                 Price Group, Inc.; Managing Director of T.
                                                                 Rowe Price Associates, Inc.; Vice
                                                                 President of T. Rowe Price Trust Company.

M. David Testa                 Director                          Vice Chairman of the Board, Director, and
                                                                 Managing Director of T. Rowe Price Group,
                                                                 Inc.; Director, Chief Investment Officer,
                                                                 and Managing Director of T. Rowe Price
                                                                 Associates, Inc.; Director, T. Rowe Price
                                                                 International; President and Director of
                                                                 T. Rowe Price (Canada), Inc.; Director and
                                                                 Vice President of T. Rowe Price Trust
                                                                 Company; and Director of TRPH Corporation.

Edward C. Bernard              Director                          Director and Managing Director of T. Rowe
                                                                 Price Group, Inc., and T. Rowe Price
                                                                 Associates, Inc.; Director and President
                                                                 of T. Rowe Price Insurance Agency, Inc.
                                                                 and T. Rowe Price Investment Services,
                                                                 Inc.; Director of T. Rowe Price Services,
                                                                 Inc.; Vice President of TRP Distribution,
                                                                 Inc.

Martin  G. Wade                Director                          Director and Managing Director of T. Rowe
                                                                 Price Group, Inc.; Managing Director of T.
                                                                 Rowe Price Associates, Inc.; Chairman of
                                                                 T. Rowe Price International.

Cristina Wasiak                Chief Financial Officer           Managing Director of T.  Rowe Price.

Michael A. Goff                Executive Officer                 Managing Director of T. Rowe Price Group,
                                                                 Inc., and T. Rowe Price Associates, Inc.;
                                                                 Director and the President of T. Rowe
                                                                 Price Investment Technologies, Inc.

Charles E. Vieth               Executive Officer                 Managing Director of T. Rowe Price Group,
                                                                 Inc., and T. Rowe Price Associates, Inc.;
                                                                 Director and President of T. Rowe Price
                                                                 Retirement Plan Services, Inc.; Director
                                                                 and Vice President of T. Rowe Price
                                                                 Investment Services, Inc. and T. Rowe
                                                                 Price Services, Inc.; Vice President of T.
                                                                 Rowe Price (Canada), Inc., T. Rowe Price
                                                                 Trust Company, and TRP Distribution, Inc.

PUTNAM INVESTMENT MANAGEMENT, INC.

         The principal executive officers and directors of Putnam and their principal occupations are shown below. The business address of each such person, unless otherwise stated, is One Post Office Square, Boston, Massachusetts 02109.

NAME AND ADDRESS               POSITION WITH  PUTNAM             PRINCIPAL OCCUPATION
Lawrence J. Lasser             Chairman, President, and Chief    President, Chief Executive Officer and
                               Executive Officer                 Director  of Putnam and Putnam
                                                                 Investments, LLC

Gordon H. Silver               Director and Senior Managing      Senior Administrative Officer of  Putnam
                               Director                          Investments, LC

Ian C. Ferguson                Senior Managing Director and      Head of Investments, Putnam Investments,
                               Head of Investments               LLC

Steven M. Oristaglio           Senior Managing Director and      Deputy Head of Investments, Putnam
                               Deputy Head of Investments        Investments, LLC

Irene M. Esteves               Senior Managing Director and      Senior Managing Director and Chief
                               Chief Financial Officer           Financial Officer of Putnam Investments,
                                                                 LLC

William H. Woolverton          Managing Director, Chief Legal    Chief Legal Officer and Chief Compliance
                               Officer and Chief Compliance      Officer of Putnam Investments, LLC
                               Officer

                                    EXHIBIT B

                       T. ROWE PRICE SUBADVISORY AGREEMENT

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

         AGREEMENT made this 28th day of January, 1999, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and T. Rowe Price Associates, Inc., a Maryland Corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SUBADVISER

         The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

         ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

         iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

         v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3.       COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SUBADVISER

         Neither the Subadviser nor any of its employees shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from any error of judgment made in the good faith exercise of the Subadviser's investment discretion in connection with selecting Portfolio investments except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Subadviser or any of its partners or employees; and neither the Subadviser nor any of its employees shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from any other matters to which this Agreement relates (i.e., those other matters specified in Sections 2 and 8 of this Agreement), except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from disregard of, the duties of the Subadviser or any of its partners or employees.

5.       SUPPLEMENTAL ARRANGEMENTS

         The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

6.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that directors, officers, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Certificate of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

7.       REGULATION

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Portfolio on the later of: (i) its execution, (ii) the date of the meeting of the Trustees of the Trust, at which meeting this Agreement is approved as described below and
(iii) disclosure of the terms of this Agreement in the Prospectus of the Trust. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

9.       PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

10.      PROVISION OF CERTAIN INFORMATION BY THE ADVISER

         The Adviser shall furnish the Subadviser with copies of the Trust's Prospectus and Statement of Additional Information, and any reports made by the Trust to its shareholders, as soon as practicable after such documents become available. The Adviser shall furnish the Subadviser with any further documents, materials or information that the Subadviser may reasonably request to enable it to perform its duties pursuant to this Agreement."

11.      SERVICES TO OTHER CLIENTS

         The Adviser understand, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transaction for the Portfolio in any security which the Subadviser, its principals, affiliates or employees may purchase or sell for their own accounts or other clients."

12.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

13.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

14.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

15.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

16.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

17.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act.

To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

18.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular portfolio with which the obligee or claimant dealt, shall be liable.

19.      PRIOR AGREEMENTS

         With respect to each Portfolio, this Agreement supersedes all prior agreements between the Adviser and the Subadviser regarding the provisions of subadvisory services to the Portfolio by the Subadviser, including, without limitation, the Agreement dated October 1, 1996, as amended December 31, 1996 between the Adviser and the Subadviser which is terminated as of the effective date of this Agreement with respect to the Portfolio.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

Manufacturers Securities Services, LLC

by:   The Manufacturers Life Insurance Company of North America, Managing Member


by:   _____________________________________________
      Ted Kilkuskie, President


by:   _____________________________________________
      James D. Gallagher, Vice President, Secretary
      and General Counsel

T. Rowe Price Associates, Inc.



by:   _____________________________________________
      Darrell N. Braman,
      Vice President

                       AMENDMENT TO SUBADVISORY AGREEMENT
                         T. ROWE PRICE ASSOCIATES, INC.

         AMENDMENT made as of this 30th day of April, 2001 to the Subadvisory Agreement dated January 28, 1999 (the "Agreement"), between Manufacturers Securities Services, LLC, a Delaware limited liability company (formerly, NASL Financial Services, Inc.) (the "Adviser"), and T. Rowe Price Associates, Inc., a Maryland corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.  CHANGE IN APPENDIX A

         Section 3 of the Agreement, "Compensation of Subadviser," is hereby amended to add two additional portfolios as specified in Appendix A to this Amendment.

2.  SUBADVISORY AGREEMENT

         In all other respects, the Agreement is confirmed and remains in full force and effect.

2.  EFFECTIVE DATE

         This Amendment shall become effective with respect to each new portfolio on the later to occur of (i) approval of this amendment by the Trustees of the Manufacturers Investment Trust or (ii) the date of its execution.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

MANUFACTURERS SECURITIES SERVICES, LLC

By: The Manufacturers Life Insurance Company of North America, its managing member



By: ___________________________________
    James R. Boyle, President



By: ___________________________________
    James D. Gallagher, Vice President,
    Secretary and General Counsel


                         T. ROWE PRICE ASSOCIATES, INC.



By: ___________________________________

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolios of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

                                                       BETWEEN           BETWEEN
                                                      $50,000,000      $200,000,000
                                       FIRST              AND              AND           EXCESS OVER
      PORTFOLIO                     $50,000,000      $200,000,000      $500,000,000     $500,000,000
Small Cap Value Trust                 .600%             .600%              .600%             .550%

[fees of other portfolios managed by the Subadviser are intentionally omitted.]

         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                    EXHIBIT C

                          PUTNAM SUBADVISORY AGREEMENT

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

         AGREEMENT made this 30th day of April, 2001, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and Putnam Investment Management, L.L.C., a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SUBADVISER

         The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

         ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

         iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

         v. provide reasonable assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios provided that the Subadviser shall not be responsible for the administrative affairs of the Portfolio, including, but not limited to, determination of net asset value, fund accounting and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3.       COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SUBADVISER

         Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Operating Agreement of the Subadviser, respectively, or by specific provision of applicable law.

6.       REGULATION

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.       PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.       SERVICES TO OTHER CLIENTS

         The Adviser understand, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.      USE OF NAMES

         The Adviser shall not publish or use any prospectus, sales literature or other material which refers to or describes the Subadviser without obtaining the consent of the Subadviser which shall not be unreasonably withheld.

17.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the

Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                        Manufacturers Securities Services, LLC


                                        by:  The Manufacturers Life Insurance
                                             Company of North America, Managing
                                             Member



                                        by:  ___________________________________
                                             James R. Boyle, President


                                        by:  ___________________________________
                                             James D. Gallagher, Vice President,
                                             Secretary and General Counsel


                                        Putnam Investment Management, L.L.C.



                                        by:  ___________________________________

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

                                                                    BETWEEN
                                                                 $150,000,000
                                                 FIRST                AND                 EXCESS OVER
PORTFOLIO                                    $150,000,000        $300,000,000             $300,000,000
Global Equity Trust.......................       0.50%               0.45%                   0.35%

[fees of other portfolio managed by Subadviser intentionally omitted]

         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.